Exhibit 10.11


                     SETTLEMENT AGREEMENT AND MUTUAL RELEASE

         This Settlement Agreement and Mutual Release ("Agreement") is made and entered this 6th day of March 2001 between and among RDO Equipment Co., its affiliates and subsidiaries, including RDO Agriculture Equipment Co. (hereinafter collectively "RDO") and Salinas Equipment Distributors, Inc. ("SED") (hereinafter collectively "RDO Parties") and John Deere Company - a Division of Deere & Company ("John Deere Ag").

         WHEREAS, RDO and John Deere Ag have entered into certain agreements, including dealership agreements and an October 1, 1996 agreement supplemental to the dealership agreements ("Supplemental Agreement");

         WHEREAS, certain claims, disputes and controversies have arisen between and among the parties which have resulted in the filing in Chicago, Illinois of John Deere Ag's arbitration demand under the Supplemental Agreement, entitled John Deere Company - a Division of Deere & Company and RDO Equipment Co., AAA Case No. 51 181 00083 00 ("this Arbitration");

         WHEREAS, SED has conducted business at a store in Salinas, California, the operation of which was the subject of this Arbitration;

         WHEREAS, the RDO Parties, John Deere Construction Equipment Company, and its affiliates and subsidiaries, and Nortrax, Inc., and its affiliates and subsidiaries, entered into a Settlement Agreement and Mutual Release on December 28, 2000, the terms of which provide, among other things, that the "RDO Parties shall effectuate the relief sought by John Deere Ag" in this Arbitration within 120 days or sign a confession of judgment satisfactory to John Deere Ag; and

         WHEREAS, the RDO Parties and John Deere Ag desire to resolve such claims, disputes and controversies, and avoid further costs of arbitration;

         NOW, THEREFORE, in consideration of the parties' ongoing business relationship under the parties' agreements, including dealership agreements and the Supplemental Agreement, and John Deere Ag's dismissal of its claims in this Arbitration, the parties hereby settle, release and agree as follows:

         1. The RDO Parties shall not display, sell, rent, lease or service new or used John Deere Ag equipment, parts or attachments at SED's store in Salinas, California.

         2. To the extent they have not yet done so, the RDO Parties shall remove all new and used John Deere Ag equipment, parts, attachments, signs, brochures and other sales literature, and repair and service manuals from SED's store in Salinas, California within five business days of the date of this Agreement.

         3. The RDO Parties shall comply with all provisions of their John Deere Company Authorized Agricultural Dealer Agreements, including paragraph 1.j., addressing their obligations concerning authorized locations.

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         4. John Deere Ag shall withdraw all claims pending in this Arbitration and notify the American Arbitration Association that the matter has been settled within five business days of the date of this Agreement.

         5. Nothing contained in this Agreement shall be construed as any admission of liability by any party or any concession with respect to the merits or lack of merit of any claim or defense of any party.

         6. The RDO Parties for themselves and their officers, directors, agents, employees, attorneys, successors, heirs and assigns, for good and valuable consideration, the receipt of which is hereby acknowledged, forever remise, release and discharge John Deere Ag, and its past, present and future parents, subsidiaries, divisions, affiliates, predecessors, shareholders, officers, directors, agents, employees, representatives, attorneys, heirs, successors and assigns (all of whom are collectively referred to as the "Deere Releasees") of and from any and all claims, demands, causes and rights of action, suits, defenses, debts, rights, sums of money, accounts, bills, contracts, agreements, liabilities, damages, costs, expenses, attorneys' fees and any other liabilities or obligations, known or unknown, alleged or unalleged, now existing or hereafter arising, that could have been made in this Arbitration, to and including the date of this Agreement, including but not limited to any claim that has been made, provided, however, that this Agreement shall not release or discharge the Deere Releasees from any obligations under written agreements between any RDO Party and John Deere Ag, or any parent, subsidiary, division or affiliate of John Deere Ag, including dealership agreements and the Supplemental Agreement.

         7. John Deere Ag for itself and its officers, directors, agents, employees, attorneys, successors, heirs and assigns, for good and valuable consideration, the receipt of which is hereby acknowledged, forever remise, release and discharge the RDO Parties, and their past, present and future parents, subsidiaries, divisions, affiliates, predecessors, shareholders, officers, directors, agents, employees, representatives, attorneys, heirs successors and assigns (all of whom are collectively referred to as the "RDO Releasees") of and from any and all claims, demands causes and rights of action, suits, defenses, debts, rights, sums of money, accounts, bills, contracts, agreements, liabilities, damages, costs, expenses, attorneys' fees, and any other liabilities or obligations, known or unknown, alleged or unalleged, now existing or hereafter arising that could have been made in this Arbitration, to and including the date of this Agreement, including but not limited to any claim that has been made, provided, however, that this Agreement shall not release or discharge the RDO Releasees from any obligations under written agreements between John Deere Ag, or any parent, subsidiary, division or affiliate of John Deere Ag, and any RDO Party, including dealership agreements and the Supplemental Agreement.

         8. Any dispute arising under this Agreement shall be resolved pursuant to the terms of the arbitration agreement set forth in paragraph 6 of the Supplemental Agreement.

         9. The parties represent that all necessary corporate action has been taken to authorize each of them to execute this Agreement and that each of them has consulted with legal counsel before executing this Agreement. This Agreement shall inure to the benefit of be binding upon the parties hereto and their respective successors and assigns.


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         10. Each party further represents and warrants that it has neither relied upon nor been induced by any representation, statement, or disclosure of another party, but has relied upon its own knowledge and judgment in entering into this Agreement.

         11. This Agreement cannot be modified except by consent of all parties and the proper execution of another written instrument by the parties hereto. This Agreement cannot be assigned, by operation of law or otherwise, without the prior written consent of the parties, which consent may be withheld with or without cause.

         12. The failure of any party at any time to require performance by any other party of any provision of this Agreement shall in no way affect the right of such party to require performance of that provision, and any waiver by either party of any breach of any provision of this Agreement shall not be construed as a waiver of any continuing or succeeding breach of such provision, a waiver of the provision itself, or a waiver of any right under this Agreement. The remedies herein are cumulative and not exclusive of any remedies provided by law.

         13. Any provision of this Agreement that is declared invalid or unenforceable shall be ineffective to the extent of such invalidity or unenforceability without invalidating the remaining provisions hereof, and the remaining portions of this Agreement will be unaffected and continue in force unless otherwise modified by the parties pursuant to Section 11 hereof.

         14. This Agreement may be executed in one or more counterparts, each of which shall be deemed an original for all purposes and all of which, when taken together, shall constitute one and the same Agreement.

         IN WITNESS HEREOF, the parties have executed this Agreement on the date first above written.

RDO Equipment Co.                 John Deere Company - a Division of Deere & Co.

By   /s/ Christi Offutt           By   /s/ Douglas C. DeVries
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Its  COO                          Its  Senior Vice President Worldwide Marketing
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RDO Agriculture Equipment Co.

By   /s/ Christi Offutt
    --------------------------

Its  COO
    --------------------------


Salinas Equipment Distributors, Inc.

By   /s/ Christi Offutt
    --------------------------

Its  COO
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